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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Registration No. 333-45908) of Global Marine Inc. of our report dated March 14, 2002 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated March 14, 2002 relating to the financial statement schedule, which appears in such Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 27, 2002